SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  May 27, 1997
                                                 -------------------



                   MAXICARE HEALTH PLANS, INC.
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       (Exact name of registrant as specified in its charter)




         Delaware                0-12024           95-3615709
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(State or other jurisdiction    (Commission      (IRS Employer
   of incorporation or          File Number)     Identification No.)
    organization)





1149 South Broadway Street, Los Angeles, California        90015
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  (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code  (213) 765-2000
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Item 5.  Other Events.
         -------------

         Maxicare Health Plans, Inc. (the "Company") reported that its California HMO has signed a letter of intent with Molina Medical Centers ("MMC") to assign or transfer MMC's Medi-Cal contracts for the provision of services in San Bernardino, Riverside and Sacramento Counties, with the State of California to Maxicare, effective July 1, 1997. Under the letter of intent, MMC will become a Maxicare Medi-Cal provider in those areas. The consummation of the transactions contemplated by the letter of intent is subject at this time to negotiation and execution of a definitive agreement between the parties and receipt of all necessary regulatory approvals. The Company currently estimates that the revenue to be generated will approximate $1 billion over the term of these contracts.

         This Form 8-K contains forward-looking information. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties including the number of beneficiaries and the reimbursement rates paid by the State of California during the term of the MMC Medi-Cal contracts referred to above.

Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
           Exhibits.
         -----------

         (a)  Financial Statements of Businesses Acquired.
              None.

         (b)  Pro Forma Financial Information.
              None.

         (c)  Exhibits.

              Exhibit 10.85  Letter of Intent for the Transfer
              of Medi-Cal Members and Provision of Services.

              Exhibit No. 99.4 Press release reporting the
              Company's California HMO has signed a letter of intent with Molina Medical Centers.






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                            SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              Maxicare Health Plans, Inc.
                              ------------------------------
                                    (Registrant)




June 3, 1997                  /s/ EUGENE L. FROELICH
                              ------------------------------
                                  Eugene L. Froelich
                               Chief Financial Officer
                              and Executive Vice President -
                              Finance and Administration



























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